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                                                               EXHIBIT 23.2
                        CONSENT OF INDEPENDENT AUDITORS



Board of Directors
Renaissance Golf Products, Inc.

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 20, 1997, except as to
Note 14, which is as of April 11, 1997, appearing in the Annual Report on Form 10-KSB of Renaissance Golf Products, Inc. for the year ended
December 31, 1996 and to the reference to us under Item 5.



                                        /s/ CORBIN & WERTZ

                                        CORBIN & WERTZ

Irvine, California
February 10, 1998